Principal Funds, Inc.
Supplement dated September 15, 2017
to the Statutory Prospectus dated April 7, 2017 as revised May 2, 2017
(as supplemented June 16, 2017)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
In the Principal Investment Strategies section, delete the first eleven paragraphs and replace with the following ten paragraphs:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments related to real assets and real asset companies. The Fund seeks to achieve its investment objective by allocating its assets among general investment categories related to real assets and real asset companies (which include tangible assets and investments that are expected to perform well in periods of high inflation) such as the following: inflation-indexed bonds, securities of real estate companies, commodity-linked derivatives and commodity index-linked notes, U.S. treasury and agency notes and bonds, foreign currency, securities of U.S. and non-U.S. natural resource and agriculture companies, master limited partnerships (MLPs), publicly-listed infrastructure companies, floating rate debt, and securities of U.S. and non-U.S. timber companies.
The Fund purchases derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
In managing the Fund, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the general investment categories described below, which are executed by multiple sub-advisors. The allocations will vary from time to time, and the Fund may add additional investment categories. The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the real estate and energy/natural resources industries. Except for the foregoing concentration policy, the Fund retains considerable latitude in allocating its assets. The Fund may invest in equity securities regardless of market capitalization size (small, medium, or large) and style (growth or value). The fixed income portion of the Fund is not managed to a particular maturity or duration.
A portion of the Fund's assets is invested in inflation-indexed bonds issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
A portion of the Fund's assets is invested in a combination of commodity index-linked notes and fixed-income securities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities. The fixed income securities are primarily short-term U.S. Treasury and Agency notes and bonds.
A portion of the Fund's assets is invested in the real estate industry. The Fund invests in equity securities of global companies principally engaged in the real estate industry ("real estate companies"). A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs"), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.

A portion of the Fund's assets is invested in securities of companies that primarily own, explore, mine, process or otherwise develop natural resources or agricultural products, or supply goods and services to such companies. These include companies contributing to and/or profiting from, the natural resource sector, especially those active in production, processing and supply chain services. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities. A portion of this strategy is managed by PGI using a passive management strategy in which PGI purchases all of the securities in the S&P Global Natural Resources Index, and weighs them equally, in an attempt to match or exceed the performance of the index.
A portion of the Fund's assets is invested in MLPs. Generally, MLPs are engaged in the transportation, storage, processing, refining, marketing, production, or mining of natural resources. The Fund invests primarily in the mid-stream category of MLPs, which is generally comprised of pipelines used to gather, process, transport, and distribute natural gas, crude oil, and refined petroleum products.
A portion of the Fund’s assets is invested in domestic and foreign publicly-listed infrastructure companies. Publicly-listed infrastructure equity securities trade on an exchange and include, but are not limited to, companies involved in the ownership and/or operations of infrastructure assets within the transportation, communications, water, electricity transmission and distribution, and oil and gas storage, processing and transportation industries.
A portion of the Fund’s assets is invested in below-investment-grade (sometimes called “junk”) or comparable unrated floating rate debt (also known as bank loans, syndicated loans, leveraged loans or senior floating rate interests). Floating rate debt has a variable coupon that resets periodically, with interest payments determined by a representative interest rate index (e.g. LIBOR or the federal funds rate) plus a fixed spread. As a result, the coupon payments vary, or “float” with prevailing market interest rates.
Effective on or about October 16, 2017, in the Management section, under Sub-Advisors, add The Boston Company Asset Management, LLC to the alphabetical list of sub-advisors.

MANAGEMENT OF THE FUND
On October 1, 2017, under The Manager, delete the fourth paragraph and replace with the following:
PGI provides discretionary advisory services for a portion of the Diversified Real Asset Fund by managing one or more strategies, including the global water strategy and a portion of the global natural resources strategy, that seek to track the performance of an index related to a particular sector or asset class, typically through replication (purchasing all the securities in the index in approximately the same proportions as the index), sampling (purchasing a subset of securities in the index), or purchasing all of the securities in the index but weighting the securities differently.
Effective on or about October 16, 2017, under The Sub-Advisors, add the following to the alphabetical list of sub-advisors:
Sub-Advisor:    The Boston Company Asset Management, LLC (“Boston”), One Boston Place, Boston, MA 02108, is an investment advisory firm founded in 1970.
Boston is the sub-advisor for a portion of the global natural resources strategy of the Diversified Real Asset Fund.
On October 16, 2017, under The Sub-Advisors, delete the sentence under Pictet Asset Management SA and replace with the following:
Pictet is the sub-advisor for the global timber portion of the Diversified Real Asset Fund.

REDEMPTION OF FUND SHARES
Delete the final sentence of the third paragraph, and replace with the following:
Shares purchased by check may not be redeemed prior to seven calendar days following purchase. That period allows us time to receive notice from your bank of any problem. If you request a redemption during that period, you will be required to resubmit your request after the period has lapsed.
After the fourth paragraph, add the following:
The agreement for the above-mentioned line of credit is with BNY Mellon. The Bond Market Index and Diversified Real Asset Funds will not be permitted to use the line of credit because an affiliate of BNY Mellon serves as a sub-advisor for those Funds. Such Funds expect to meet requests using the other methods outlined above.

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